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                                                                    EXHIBIT 23.2


                          Independent Auditors' Consent


The Board of Directors
Kinnard Investments, Inc.:

We consent to the inclusion in this registration statement of Stockwalk.com Group, Inc. on Form S-4 of our report dated February 17, 2000 for Kinnard Investments, Inc., and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP


Minneapolis, Minnesota
July 25, 2000